UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2006

ALLIANCE LAUNDRY SYSTEMS LLC
ALLIANCE LAUNDRY CORPORATION
ALLIANCE LAUNDRY HOLDINGS LLC
(Exact name of registrant as specified in its charter)

DELAWARE DELAWARE DELAWARE (State or other jurisdiction of incorporation)	333-56857 333-56857-01 333-56857-02 (Commission File Number)	39-1927923 39-1928505 52-2055893 (I.R.S. Employer Identification Number)

Shepard Street P.O. BOX 990
RIPON, WISCONSIN 54971-0990
(Address of principal executive offices including zip code)

(920) 748-3121
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

On August 10, 2006, Alliance Laundry Holdings LLC issued a press release describing its results of operations for its second quarter ended June 30, 2006. This press release issued by the Registrant in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	99.1	Alliance Laundry Holdings LLC press release dated August 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE LAUNDRY SYSTEMS LLC (Registrant)
DATE: August 10, 2006	/s/ Thomas L’Esperance
Thomas L’Esperance
CEO & President

/s/ Bruce P. Rounds
Bruce P. Rounds
Vice President Chief Financial Officer

ALLIANCE LAUNDRY CORPORATION (Registrant)
DATE: August 10, 2006	/s/ Thomas L’Esperance
Thomas L’Esperance
CEO & President

/s/ Bruce P. Rounds
Bruce P. Rounds
Vice President Chief Financial Officer

ALLIANCE LAUNDRY HOLDINGS LLC (Registrant)
DATE: August 10, 2006	/s/ Thomas L’Esperance
Thomas L’Esperance
CEO & President

/s/ Bruce P. Rounds
Bruce P. Rounds
Vice President Chief Financial Officer

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of August 10, 2006

Exhibit No.		Furnished Herewith
99.1	Press Release dated August 10, 2006, regarding the earnings of Alliance Laundry Holdings LLC for the second quarter ended June 30, 2006.	X